Exhibit 21.1

SUBSIDIARY LIST (BY JURISDICTION)

California

San Francisco Bay Partners II, Ltd.

Connecticut

Bronxville West, LLC
Forestbroad LLC
Smithtown Galleria Associates Limited Partnership
Town Close Associates Limited Partnership

Delaware

1865 Broadway For-Sale, LLC
1865 Broadway Retail, LLC
4100 Massachusetts Avenue Solar, LLC
Alameda Financing, L.P.
Alexander City Park, LLC
AMP Apartments Subtenant, LLC
AMP Apartments, LLC
AMP Manager LLC
API Emeryville Parkside LLC
Archstone Bay Club Marina LP
Archstone Camargue III LLC
Archstone Communities LLC
Archstone DC Master Holdings LLC
Archstone DC One Holdings LLC
Archstone Del Mar Station LLC
Archstone Developer LLC
Archstone East 33rd Street GP LLC
Archstone East 33rd Street LP
Archstone East 33rd Street Master Lessee GP LLC
Archstone East 33rd Street Master Lessee LP
Archstone East 33rd Street REIT GP LLC
Archstone East 33rd Street REIT LP
Archstone East 39th Street (Nominee) GP LLC
Archstone East 39th Street (Nominee) LP
Archstone East 39th Street Holdings GP LLC
Archstone East 39th Street Holdings LP
Archstone East 39th Street Land LLC
Archstone East 39th Street Principal GP LLC
Archstone East 39th Street Principal LP
Archstone Grosvenor Tower GP LLC
Archstone Grosvenor Tower LP
Archstone Grosvenor Tower REIT GP LLC

Archstone Grosvenor Tower REIT LP
Archstone HoldCO CM LLC
Archstone Huntington Beach College Park LLC
Archstone Huntington Beach Member LLC
Archstone Legacy Place GP LLC
Archstone Legacy Place LP
Archstone Legacy Place REIT GP LLC
Archstone Legacy Place REIT LP
Archstone Lexington Apartments GP LLC
Archstone Lexington Apartments LP
Archstone Lincoln Towers LLC
Archstone Long Beach GP LLC
Archstone Long Beach LP
Archstone Marina Bay GP LLC
Archstone Marina Bay LP
Archstone Marina Bay Nominee LP
Archstone Marina Bay REIT GP LLC
Archstone Marina Bay REIT LP
Archstone Master Property Holdings LLC
Archstone Memorial Heights Villages I LLC
Archstone Multifamily Partners AC Asset Manager LLC
Archstone Multifamily Partners AC CM LLC
Archstone Multifamily Partners AC Funding GP LLC
Archstone Multifamily Partners AC Funding LP
Archstone Multifamily Partners AC GP LLC
Archstone Multifamily Partners AC Investor I LLC
Archstone Multifamily Partners AC Investor II LLC
Archstone Multifamily Partners AC JV Asset Manager LLC
Archstone Multifamily Partners AC JV CM LLC
Archstone Multifamily Partners AC JV GP LLC
Archstone Multifamily Partners AC JV Investor I LLC
Archstone Multifamily Partners AC JV LP
Archstone Multifamily Partners AC LP
Archstone Multifamily Series II LLC
Archstone Multifamily Series III LLC
Archstone Multifamily Series IV LLC
Archstone North Braeswood GP LLC
Archstone North Braeswood LP
Archstone North Capitol Hill 2 GP LLC
Archstone North Capitol Hill 2 LP
Archstone North Capitol Hill GP LLC
Archstone North Capitol Hill LP
Archstone Northcreek LLC
Archstone Oak Creek I LLC
Archstone Oak Creek II LLC
Archstone Oakwood Toluca Hills LLC

Archstone Old Town Pasadena LLC
Archstone Parallel Residual JV 2, LLC
Archstone Parallel Residual JV, LLC
Archstone Parkland Gardens LLC
Archstone Property Holdings GP LLC
Archstone Property Holdings LLC
Archstone Redmond Campus LLC
Archstone Residual JV, LLC
Archstone San Bruno III LLC
Archstone San Bruno III-B LLC
Archstone San Mateo Holdings LP
Archstone Smith Corporate Holdings LLC
Archstone Studio 4041 GP LLC
Archstone Studio 4041 LP
Archstone Studio 4041 REIT GP LLC
Archstone Studio 4041 REIT LP
Archstone Texas Land Holdings LLC
Archstone Thousand Oaks LLC
Archstone Trademark JV, LLC
Archstone Tysons Corner LLC
Archstone Venice GP LLC
Archstone Venice LP
Archstone Venice REIT GP LLC
Archstone Venice REIT LP
Archstone Westbury (Nominee) GP LLC
Archstone Westbury (Nominee) LP
Archstone Westbury GP LLC
Archstone Westbury Holdings GP LLC
Archstone Westbury Holdings LP
Archstone Westbury LP
Archstone Westbury Principal GP LLC
Archstone Westbury Principal LP
Archstone-Smith Unitholder Services LLC
Aria at Laurel Hill, LLC
Arlington Square Financing, LLC
ASN 50th Street LLC
ASN Bear Hill LLC
ASN Calabasas I LLC
ASN Calabasas II LLC
ASN La Jolla Colony LLC
ASN Lake Mendota Investments LLC
ASN Long Beach LLC
ASN Los Feliz LLC
ASN Meadows at Russett I LLC
ASN Meadows at Russett II LLC
ASN Monument Park LLC

ASN Mountain View LLC
ASN Pasadena LLC
ASN Redmond Lakeview LLC
ASN Redmond Park LLC
ASN San Jose LLC
ASN Tanforan Crossing I LLC
ASN Tanforan Crossing II LLC
ASN Thousand Oaks Plaza LLC
ASN Walnut Ridge LLC
ASN Warner Center LLC
ASN Woodland Hills East LLC
AVA Arts District TRS, LLC
AVA Arts District, L.P.
AVA Capitol Hill, LLC
AVA Lawrence Street, LLC
AVA Ninth, L.P.
AVA Pasadena Solar, LLC
AVA SC Solar, LLC
Avalon 210 Wall, LLC
Avalon 55 Ninth, LLC
Avalon 850 Boca, LLC
Avalon Alderwood CM, LLC
Avalon Alderwood MF, LLC
Avalon Alderwood MF Member, LLC
Avalon Alderwood Phase I, LLC
Avalon Alderwood PM, LLC
Avalon Alexander, LLC
Avalon Arboretum, L.P.
Avalon Arundel Crossing, LLC
Avalon at 318 I Street, LLC
Avalon at 318 I Street Solar, LLC
Avalon at Ballston, LLC
Avalon at Diamond Heights, L.P.
Avalon at Florham Park, LLC
Avalon at Mission Bay III, L.P.
Avalon at Pacific Bay, L.P.
Avalon at Providence Park, LLC
Avalon at Stratford, LLC
Avalon Baker Ranch, L.P.
Avalon Ballard, LLC
Avalon Belltown, LLC
Avalon Bonterra, LLC
Avalon Bothell Commons, LLC
Avalon Brea Place, LLC
Avalon Brea Place Member, LLC
Avalon Brea Place (Phase I), LLC

Avalon Brea Place (Phase II), LLC
Avalon Burlington, LLC
Avalon Campbell Solar, LLC
Avalon Cerritos, L.P.
Avalon Chino Hills, L.P.
Avalon Columbia Pike, LLC
Avalon Columbus Circle, LLC
Avalon Columbus Circle Retail, LLC
Avalon Denver West, LLC
Avalon Doral, LLC
Avalon DownREIT V, L.P.
Avalon Dublin Station II, L.P.
Avalon East Harbor, LLC
Avalon Encino, L.P.
Avalon Exeter, LLC
Avalon Fair Lakes, LLC
Avalon Fairfax City, LLC
Avalon Fashion Valley, L.P.
Avalon Foundry Row, LLC
Avalon Framingham, LLC
Avalon Glendora, L.P.
Avalon Gold, LLC
Avalon Great Neck, LLC
Avalon Green II, LLC
Avalon Grosvenor, L.P.
Avalon Hoboken, LLC
Avalon Hoboken TRS, LLC
Avalon Hoboken JV, LLC
Avalon Hollywood GP, LLC
Avalon Hollywood, L.P.
Avalon Hunt Valley, LLC
Avalon Ironwood at Red Rocks, LLC
Avalon Irvine III, L.P.
Avalon Irvine, L.P.
Avalon Laurel, LLC
Avalon Marlborough, LLC
Avalon Merrick Park, LLC
Avalon Merrick Park Member, LLC
Avalon Milazzo, L.P.
Avalon Mission Oaks, L.P.
Avalon Monrovia, LLC
Avalon Morningside Fee, LLC
Avalon Morrison Park, L.P.
Avalon Mosaic II, LLC
Avalon Mosaic, LLC
Avalon Nashua, LLC

Avalon New Canaan, LLC
Avalon Newport, L.P.
Avalon Norden Place, LLC
Avalon North Creek, LLC
Avalon Oak Road, L.P.
Avalon Oak Road GP, LLC
Avalon Ocean Avenue, L.P.
Avalon Old Bridge, LLC
Avalon Ossining, LLC
Avalon Overlake, LLC
Avalon Overlake Phase II, LLC
Avalon Park Crest, LLC
Avalon Piscataway, LLC
Avalon Portico at Silver Spring Metro, LLC
Avalon Potomac Yard, LLC
Avalon Princeton, LLC
Avalon Princeton Solar, LLC
Avalon Public Market, L.P.
Avalon Public Market Parcel C, LLC
Avalon Queen Anne, LLC
Avalon Rancho Vallecitos, L.P.
Avalon Ridge at Wheatlands, LLC
Avalon Riverview I, LLC
Avalon Riverview North, LLC
Avalon Rockwell & Lanes, LLC
Avalon Roseland, LLC
Avalon Run, LLC
Avalon San Dimas, L.P.
Avalon Shelton, LLC
Avalon Shelton III, LLC
Avalon Shipyard, LLC
Avalon Somers, LLC
Avalon Somerville Station Urban Renewal, LLC
Avalon Stuart, LLC
Avalon Studio 77, L.P.
Avalon Teaneck, LLC
Avalon Toscana, LLC
Avalon Towers Bellevue, LLC
Avalon Towson, LLC
Avalon Union City, L.P.
Avalon Upper Falls Limited Partnership
Avalon Upper Falls, LLC
Avalon Villa Bonita, L.P.
Avalon Villa San Dimas, L.P.
Avalon Vista, L.P.
Avalon Walnut Creek II, L.P.

Avalon Walnut Creek II GP, LLC
Avalon Watch, LLC
Avalon West Chelsea, LLC
Avalon West Hollywood, L.P.
Avalon West Long Branch, LLC
Avalon White Plains II, LLC
Avalon Willoughby West, LLC
Avalon Wilshire, L.P.
Avalon Woodland Hills, L.P.
Avalon WP I, LLC
Avalon WP II, LLC
Avalon WP III, LLC
Avalon WP IV, LLC
Avalon WP V, LLC
Avalon WP VI, LLC
Avalon Yonkers ATI Site, LLC
Avalon Yonkers Sun Sites, LLC
AvalonBay Trade Zone Village, LLC
AVB 1865 Broadway, LLC
AVB 1865 Developer, LLC
AVB Albemarle, LLC
AVB Albemarle Solar, LLC
AVB Alderwood Member, LLC
AVB Balboa, LLC
AVB Bloomfield Station Urban Renewal, LLC
AVB Boonton Bondholder, LLC
AVB Bowery II, LLC
AVB Brandywine Member, LLC
AVB Broadway Member, LLC
AVB Cerritos, LLC
AVB Consulate, LLC
AVB Del Rey, L.P.
AVB Gallery Place Solar, LLC
AVB Glover Park, LLC
AVB Harbor Isle, LLC
AVB Harrison, LLC
AVB La Mesa GP LLC
AVB La Mesa II GP LLC
AVB La Mesa II LP
AVB La Mesa LP
AVB Legacy DownREIT, LLC
AVB Manager II, LLC
AVB Maple Leaf Apartments GP, LLC
AVB Maple Leaf Apartments Limited Partnership
AVB Maple Leaf REIT, LLC
AVB Market Common, LLC

AVB ME Investor, LLC
AVB Meadows, LLC
AVB Morningside Ground Tenant, LLC
AVB Morningside Park, LLC
AVB Morningside Tenant, LLC
AVB North Capitol Hill Solar, LLC
AVB NP II JV GP, LLC
AVB NP II JV Investor, LLC
AVB NY Investor, LLC
AVB NY Portfolio CM, LLC
AVB Opera Warehouse GP, LLC
AVB Opera Warehouse TRS, LLC
AVB Opera Warehouse, L.P.
AVB Prop Tech, LLC
AVB Residual Parallel II, LLC
AVB Santa Monica on Main GP LLC
AVB Santa Monica on Main LP
AVB Simi Valley GP LLC
AVB Simi Valley LP
AVB Southwest Berkeley GP LLC
AVB Southwest Berkeley LP
AVB Statesman, LLC
AVB Statesman Solar, LLC
AVB Studio City GP LLC
AVB Studio City III-A GP LLC
AVB Studio City III-A LP
AVB Studio City III-B GP LLC
AVB Studio City III-B LP
AVB Studio City III-C GP LLC
AVB Studio City III-C LP
AVB Studio City LP
AVB Trademark, LLC
AVB Tunlaw Gardens, LLC
AVB Van Ness Solar, LLC
AVB Walnut Creek GP LLC
AVB Walnut Creek LP
AVB Walnut Creek Station GP LLC
AVB Walnut Creek Station LP
AVB West Chelsea, LLC
AVB Willow Glen GP LLC
AVB Willow Glen LP
AVBQ, LLC
Bay Countrybrook L.P.
Bay Pacific Northwest, L.P.
Bellevue Financing, LLC
Bloomingdale Urban Renewal, LLC

Boonton Urban Renewal, LLC
Bowery Place I Low-Income Operator, LLC
Bowery Place I Manager, LLC
BPR Sudbury Development LLC
Capital Mezz LLC
CG-N Affordable LLC
CG-N Affordable Manager LLC
CG-S Affordable LLC
CG-S Affordable Manager LLC
Clinton Green North, LLC
Clinton Green South, LLC
Clinton Green Theatre, LLC
Courthouse Hill LLC
Crescent Financing, LLC
Crest Financing, L.P.
CVP II, LLC
CVP III, LLC
Darien Financing, LLC
Dermont Clinton Green, LLC
Doral AVB Member, LLC
Eaves Artesia, L.P.
Eaves Burlington, LLC
Eaves Creekside Solar, LLC
Eaves WC Solar, LLC
Edgewater Financing, LLC
El Paseo Drive Land LLC
Fairfax Towers Financing, L.P.
Foster City Solar, LLC
Garden City Apartments, LLC
Garden City SF, LLC
Garden City Townhomes, LLC
Glen Cove Development LLC
Glen Cove II Development LLC
Hayes Valley, L.P.
La Brea Gateway LLC
Lake Mendota Investments LLC
Laurel Hill Private Sewer Treatment Facility, LLC
Legacy Holdings JV, LLC
Lexford Properties, L.P.
Maplewood Urban Renewal, LLC
Mark Pasadena Financing, L.P.
Mission Bay North Financing, L.P.
Montville Urban Renewal, LLC
MVP I, LLC
Newcastle Construction Management, LLC
Newcastle For Sale, LLC

Newcastle Joint Venture, LLC
Newcastle Multifamily Rental, LLC
North Bergen Residential Urban Renewal, LLC
North Bergen Retail Urban Renewal, LLC
North Point Apartments GP LLC
North Point Apartments Limited Partnership
North Point Holdings GP LLC
North Point Holdings LP
North Point II Apartments, LLC
North Point II JV, LP
North Point II REIT, LLC
North Point REIT LLC
Norwalk Retail, LLC
NYTA MF Investors, LLC
OEC Holdings LLC
PHVP I GP, LLC
PHVP I, LP
Pleasant Hill Manager, LLC
Pleasant Hill Transit Village Associates LLC
Princeton Thanet Road Urban Renewal, LLC
Quincy Avalon, LLC
Reservoir Community Partners, LLC
Ridgefield Park Urban Renewal, LLC
Roselle Park Urban Renewal, LLC
Roselle Park VP, LLC
San Bruno III Financing, L.P.
Saugus Avalon, LLC
Saugus Avalon Retail, LLC
Saugus Avalon CP Retail, LLC
Shady Grove Road Financing, LLC
Sheepshead Bay Road Lender, LLC
Sheepshead Bay Road Manager, LLC
Sheepshead Bay Road Owner, LLC
Sheepshead Bay Road Partner, LLC
Sheepshead Bay Road PM, LLC
Silicon Valley Financing, LLC
Smith Property Holdings Consulate L.L.C.
Smith Property Holdings Crystal Towers L.P.
Smith Property Holdings Five (D.C.) L.P.
Smith Property Holdings One (D.C.) L.P.
Smith Property Holdings Reston Landing L.L.C.
Smith Property Holdings Seven L.P.
Sudbury Land Avalon, LLC
Union Urban Renewal, LLC
Wesmont Station Residential I Urban Renewal, LLC
Wesmont Station Residential II Urban Renewal, LLC

Wesmont Station Retail I Urban Renewal, LLC
Wesmont Station Retail II Urban Renewal, LLC
West Windsor Urban Renewal, LLC
Wharton Urban Renewal, LLC
Woburn Avalon, LLC

District of Columbia

4100 Massachusetts Avenue Associates, L.P.

Maryland

Archstone
Archstone Inc.
Archstone Multifamily Series I Trust
AVA Arts District GP, Inc.
Avalon 4100 Massachusetts Avenue, Inc.
Avalon Acton, Inc.
Avalon at Chestnut Hill, Inc.
Avalon at Great Meadow, Inc.
Avalon BFG, Inc.
Avalon Chase Glen, Inc.
Avalon Chase Grove, Inc.
Avalon Chino Hills Manager, Inc.
Avalon Cohasset, Inc.
Avalon Collateral, Inc.
Avalon Commons, Inc.
Avalon DownREIT V, Inc.
Avalon Fairway Hills I Associates
Avalon Fairway II, Inc.
Avalon Glendora Manager, Inc.
Avalon Grosvenor LLC
Avalon Hayes Valley Manager, Inc.
Avalon Mission Oaks Manager, Inc.
Avalon Natick, Inc.
Avalon Oaks, Inc.
Avalon Oaks West, Inc.
Avalon Promenade, Inc.
Avalon Public Market GP, Inc.
Avalon Sharon, Inc.
Avalon Studio 77 GP, Inc.
Avalon Symphony Woods, Inc.
Avalon Twinbrook Station, Inc.
Avalon Upper Falls Limited Dividend Corporation
Avalon West Hollywood Manager, Inc.
AvalonBay Assembly Row, Inc.
AvalonBay Construction Services, Inc.

AvalonBay Grosvenor, Inc.
AvalonBay NYC Development, Inc.
AvalonBay Orchards, Inc.
AvalonBay Traville, LLC
AVB Development Transactions, Inc.
AVB Northborough, Inc.
AVB Realty Management Services, Inc.
AVB Service Provider, Inc.
Bay Asset Group, Inc.
Bay Development Partners, Inc.
Bay GP, Inc.
Brandywine Apartments of Maryland, LLC
California Multiple Financing, Inc.
California San Bruno III Financing, Inc.
Easton Avalon, Inc.
Georgia Avenue, Inc.
Hingham Shipyard Avalon II, Inc.
Juanita Construction, Inc.
Lexington Ridge-Avalon, Inc.
Norwood Avalon, Inc.
Pomorum Holdings, Inc.
Smith Realty Company
Sudbury Avalon, Inc.

Massachusetts

855 Broadway Licensee, LLC
AvalonBay BFG Limited Partnership
Hingham Shipyard East Property Owners Association, Inc.
Smith Property Holdings Cronin’s Landing L.P.

New Jersey

Town Cove Jersey City Urban Renewal, Inc.
Town Run Associates

New York

Avalon Huntington Former S Corp

Virginia

Hillwood Square Mutual Association
Pomorum Renters Insurance Agency, LLC

FOREIGN ENTITIES:

Pomorum Insurance Company Ltd. (Bermuda)
Pomorum Renters Insurance Company, Ltd. (Bermuda)